OPERATING COSTS - Summary of operating costs (Detail) - CNY (¥) ¥ in Thousands	12 Months Ended
	Sep. 30, 2022	Sep. 30, 2021	Sep. 30, 2020
Operating Costs and Expenses [Abstract]
Rental cost	¥ 539,487	¥ 642,354	¥ 813,773
Depreciation expenses	26,543	75,332	256,056
Personnel cost	144,926	224,125	77,392
Cost for value-added services and others	47	7,843	56,194
Total	¥ 711,003	¥ 949,654	¥ 1,203,415